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            THIS AGREEMENT made as of this 23rd day of February, 2000

BETWEEN:

            SSA COUPON LTD., a company duly incorporated and validly existing under the laws of British Columbia having its registered and records offices at 1230B 4700 Kingsway, Burnaby, British Columbia, V5H 4M1

            (the "Company")

AND:

            WILLIAM FREDRIC MURRAY, Attorney, of 3343 Highland Boulevard, North Vancouver, British Columbia, VV7R 2Y2

            ("WFM")

      WHEREAS the directors of the Company have appointed Maurice Simpson to act as the President of the Company and WFM has agreed to resign and act as the Vice President and the Company desires to retain WFM on the terms and conditions of the consulting agreement made as of September 28, 1998 (the "Consulting Agreement") and to amend the Consulting Agreement accordingly.

      WITNESSETH that in consideration of the premises herein contained and subject to the terms and conditions hereinafter set out the parties hereto agree as follows:

1. The Consulting Agreement is hereby amended in paragraphs 1 and 2 thereof by deleting the word "President" and replacing it with the words "Vice President" him

2.    In all other respects the parties ratify and confirm the Consulting
Agreement.

      IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals the day and year first above written.

SSA COUPON LTD. by                  )
                                    )
/s/ Maurice President               )
-------------------------------     )
Its President

SIGNED, SEALED AND DELIVERED        )
by WILLIAM FREDRIC MURRAY           )
in the presence of:                 )
                                    )
/s/  L.M. Lent                      )
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Name                                )
                                    )           /s/ William Frederic Murray
                                                ------------------------------
  205 - 15298 20th Ave.             )           WILLIAM FREDERIC MURRAY
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Address  Surrey, BC                       )